                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                  FORM 8-K/A
                                Amendment No. 1

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 9, 2002


                         EYE CARE INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                    0-27889                 59-3206480
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)             File Number)        Identification Number)

1511 North Westshore Boulevard, Suite 925
            Tampa, Florida                                33607
 (Address of principal executive offices)              (Zip Code)


                                (813) 289-5552
             (Registrant's telephone number, including area code)


         (Former Name or Former Address, if changed since last Report)
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Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

        (a)(1)(i) On May 2, 2002, Philip J. Elenidis & Company (the "Former Accountant") resigned as our principal accountants.

          (ii) The Former Accountant's reports on the financial statements for the fiscal years ended December 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for going concern opinions.

          (iii) The decision to change accountants was approved by our Board of Directors.

          (iv) During the period of 1994 through May 2, 2002, (the Former Accountant's resignation date), there were no disagreements with the Former Accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

          (v)     Not applicable.

        (a)(2) On May 9, 2002, we engaged Most Horowitz & Company, LLP as our principal accountants to audit our financial statements for the fiscal year ended December 31, 2001.

        (a)(3) A letter from the Former Accountant addressed to the Securities and Exchange Commission stating that the Former Accountant agrees with the statements made by us in this report is attached as an exhibit to this amended report.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(a)  Financial Statements.
        Not applicable.

(b)  Exhibits.

 16.1.  Letter from Philip J. Elenidis & Company.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

                                        EYE CARE INTERNATIONAL, INC.



                                        By:  /s/ James L. Koenig
                                             -----------------------
                                                 James L. Koenig
                                                 Sr. Vice-President and
                                                      Chief Financial Officer


Dated: May 23, 2002
       Tampa, Florida